Supplement dated July 27, 2026
to the following statutory prospectus(es):
Monument Advisor Select New York dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
This supplement amends the prospectus as follows:
Effective July 27, 2026, Nationwide will begin accepting applications for the Monument Advisor Select NY Individual Modified Single Premium Deferred Variable Annuity Contract.
Accordingly, any references in the statutory prospectus to the Monument Advisor Select NY Individual Modified Single Premium Deferred Variable Annuity Contract are restored in their entirety. Any references in the statutory prospectus to accepting applications for this contract apply beginning July 27, 2026.
All other terms and provisions of the statutory prospectus remain unchanged and in full force and effect.
PROS-1192